Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY
ACT OF 2002
In connection with the Quarterly Report of Piedmont Natural Gas Company, Inc. (the “Company”), on Form 10-Q for the period ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Dzuricky, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2006	/s/ David J. Dzuricky
David J. Dzuricky
Senior Vice President and Chief Financial Officer